Subsequent events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent events
Subsequent events
Distribution declared
On February 22, 2018, we declared a distribution for the fourth quarter of 2017 of $0.1000 per common unit, which was paid on March 12, 2018.
Amendments to the TLB credit agreement
In February 2018, we completed an amendment to the terms of our Term Loan B ("TLB"). In connection with the amendment, the Company has agreed to certain amendments, including but not limited to, increasing the applicable margin by 3%, a par prepayment contingent on the successful outcome of certain ongoing litigation, adding the West Vencedor as collateral and certain amendments relating to cash movements outside the TLB collateral group. Please read Note 11 "Debt" for further details.